Power of Attorney

          Each person whose signature appears below on this Amendment to Registration Statement hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Steven F. Newman, Robert Mullery and Jeff Prusnofsky and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                        TITLE                                DATE

/s/ Stephen E. Canter            President and Principal       January 23, 2003
------------------------------   Executive Officer
STEPHEN E. CANTER

/s/ James Windels                Treasurer (Principal          January 23, 2003
------------------------------   Financial and Accounting
JAMES WINDELS                    Officer

/s/ Joseph S. DiMartino          Chairman of the Board         January 23, 2003
------------------------------
JOSEPH S. DIMARTINO

/s/ Lucy Wilson Benson           Board Member                  January 23, 2003
------------------------------
LUCY WILSON BENSON

/s/ Clifford L. Alexander, Jr.   Board Member                  January 23, 2003
------------------------------
CLIFFORD L. ALEXANDER, JR.

/s/ David W. Burke               Board Member                  January 23, 2003
------------------------------
DAVID W. BURKE

/s/ Whitney I. Gerard            Board Member                  January 23, 2003
------------------------------
WHITNEY I. GERARD

/s/ Arthur A. Hartman            Board Member                  January 23, 2003
------------------------------
ARTHUR A. HARTMAN

/s/ George L. Perry              Board Member                  January 23, 2003
------------------------------
GEORGE L. PERRY